POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Howard R. Fricke, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2006.



                                HOWARD R. FRICKE
                                ----------------
                                Howard R. Fricke

SUBSCRIBED AND SWORN to before me this 10th day of April, 2006.


                                CAROL A. CHRISTOPHER
                                --------------------
                                Notary Public

My Commission Expires:

May 7, 2008
-----------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Kris A. Robbins, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2006.



                                KRIS A. ROBBINS
                                ---------------
                                Kris A. Robbins

SUBSCRIBED AND SWORN to before me this 10th day of April, 2006.


                                CAROL A. CHRISTOPHER
                                --------------------
                                Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, J. Michael Keefer, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2006.



                                   J. MICHAEL KEEFER
                                   -----------------
                                   J. Michael Keefer

SUBSCRIBED AND SWORN to before me this 10th day of April, 2006.


                                   CAROL A. CHRISTOPHER
                                   --------------------
                                   Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael G. Odlum, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2006.



                                   MICHAEL G. ODLUM
                                   ----------------
                                   Michael G. Odlum

SUBSCRIBED AND SWORN to before me this 10th day of April, 2006.


                                   CAROL A. CHRISTOPHER
                                   --------------------
                                   Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF KANSAS                     )
                                    ) ss.
COUNTY OF SHAWNEE                   )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Thomas A. Swank, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 10th day of April, 2006.


                                   THOMAS A. SWANK
                                   ---------------
                                   Thomas A. Swank

SUBSCRIBED AND SWORN to before me this 10th day of April, 2006.


                                   CAROL A. CHRISTOPHER
                                   --------------------
                                   Notary Public

My Commission Expires:

May 7, 2008
-----------------------------------

                                POWER OF ATTORNEY


STATE OF CONNECTICUT                )
                                    ) ss.
COUNTY OF FAIRFIELD                 )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2006.



                                   STEPHEN R. HERBERT
                                   ------------------
                                   Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 12th day of April, 2006.


                                   MICHELLE SOOS
                                   -------------
                                   Notary Public

My Commission Expires:

April 30, 2009
-----------------------------------

                                POWER OF ATTORNEY


STATE OF NEW YORK                   )
                                    ) ss.
COUNTY OF NEW YORK                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2006.



                                   KATHERINE P. WHITE
                                   ------------------
                                   Katherine P. White

SUBSCRIBED AND SWORN to before me this 12th day of April, 2006.


                                   JACK L. ROSMARIN
                                   ----------------
                                   Notary Public

My Commission Expires:

May 31, 2007
-----------------------------------

                                POWER OF ATTORNEY


STATE OF FLORIDA                    )
                                    ) ss.
COUNTY OF PINELLAS                  )


KNOW ALL MEN BY THESE PRESENTS:

THAT I, John E. Hayes, Jr., being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York corporation (the "Company"), by these presents do make, constitute and appoint, Kris A. Robbins,
J. Michael Keefer and Amy J. Lee, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, the registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below, as well as any pre-effective amendment or post-effective amendment to the registration statement for such separate accounts, for purposes of filing such registration statement with the Securities and Exchange Commission pursuant to the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

--------------------------------------------------------------------------------
REGISTRANT NAME                                                        FILE NOS.
--------------------------------------------------------------------------------
T. Rowe Price Variable Annuity Account of First Security
Benefit Life Insurance and 033-83240 Annuity Company
of New York
--------------------------------------------------------------------------------
Variable Annuity Account A (AdvisorDesigns-New York)                   333-89236
--------------------------------------------------------------------------------
Variable Annuity Account B (AdvanceDesigns - New York)                333-118136
--------------------------------------------------------------------------------
Variable Annuity Account B (SecureDesigns - New York)                 333-120600
--------------------------------------------------------------------------------


IN WITNESS WHEREOF, I have hereunto set my hand this 12th day of April, 2006.



                                   JOHN E. HAYES, JR.
                                   ------------------
                                   John E. Hayes, Jr.

SUBSCRIBED AND SWORN to before me this 12th day of April, 2006.


                                   JO ANN FREDERICI
                                   ----------------
                                   Notary Public

My Commission Expires:

01/25/2009
-----------------------------------